UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CNS Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CNS Pharmaceuticals, Inc.

2100 West Loop South, Suite 900

Houston, TX 77027

(800) 946-9185

To the Stockholders of CNS Pharmaceuticals, Inc.:

You are cordially invited to attend the Special Meeting of Stockholders of CNS Pharmaceuticals, Inc. on November 26, 2024. The Special Meeting will begin at 9:30 a.m. local time at the Wells Fargo Center, 13th Floor - Uintah Boardroom, 299 S Main St, Salt Lake City, UT 84111.

Information regarding each of the matters to be voted on at the Special Meeting is contained in the attached Proxy Statement and Notice of Special Meeting of Stockholders. We urge you to read the proxy statement carefully. The proxy statement and proxy card are being mailed to all stockholders of record as of October 16, 2024.

Because it is important that your shares be voted at the Special Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend. Even after returning your proxy, if you are a stockholder of record and do attend the meeting and wish to vote your shares in person, you still may do so.

Very truly yours,

CNS Pharmaceuticals, Inc.

By:	/s/ John Climaco
John Climaco
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials

for the Special Stockholder Meeting to be Held on November 26, 2024:

Electronic Copies of the Proxy Statement and Form of Proxy are available at:

http://icomproxy.com/cnsp

CNS Pharmaceuticals, Inc.

2100 West Loop South, Suite 900

Houston, TX 77027

(800) 946-9185

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held November 26, 2024

TO THE STOCKHOLDERS OF CNS PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of CNS Pharmaceuticals, Inc. (the “Company”) will be held at the Wells Fargo Center, 13th Floor - Uintah Boardroom, 299 S Main St, Salt Lake City, UT 84111, on November 26, 2024 at 9:30 a.m., local time, for the following purposes, as described in the accompanying Proxy Statement:

1.	To grant our Board of Directors authority, in its sole discretion, prior to the one-year anniversary of this Special Meeting, to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse split ratio of between 1-for-2 and 1-for-50 as determined by the Board of Directors, by the filing of an amendment to the Company's Amended and Restated Articles of Incorporation (collectively, the “Reverse Stock Split Proposal”).

2.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the repricing of warrants issued to investors to purchase an aggregate of 2,434,120 shares of common stock with exercise prices ranging from $1.26 to $15.00 per share (the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to the lower of (i) $1.13 per share or (ii) the closing price of the Company common stock on the date when the stockholders of the Company approve the repricing of the Investor Warrants (the “Warrant Repricing Proposal”).

3.	To authorize the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve the Reverse Stock Split Proposal and/or the Warrant Repricing Proposal.

Only stockholders of record of the Company at the close of business on October 16, 2024, are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You will be able to listen to the meeting live, submit questions and vote online at the virtual Special Meeting. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 2100 West Loop South, Suite 900, Houston, TX 77027 for a period of ten days prior to the Special Meeting. The Special Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

CNS PHARMACEUTICALS, INC.

/s/ John Climaco
Houston, Texas	John Climaco
October 28, 2024	Chief Executive Officer

i

CNS PHARMACEUTICALS, INC.

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held November 26, 2024

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of CNS Pharmaceuticals, Inc., a Nevada corporation, for use at the Special Meeting of CNS Pharmaceuticals’ stockholders to be held at the Wells Fargo Center, 13th Floor - Uintah Boardroom, 299 S Main St, Salt Lake City, UT 84111, on November 26, 2024 at 9:30 a.m., local time, and at any adjournments or postponements of the Special Meeting. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided. The terms “CNS Pharmaceuticals,” “Company,” “we,” or “our” refer to CNS Pharmaceuticals, Inc.

WHAT PROPOSALS WILL BE ADDRESSED AT THE SPECIAL MEETING?

We will address the following proposals at the Special Meeting:

1.	To grant our Board of Directors authority, in its sole discretion, prior to the one-year anniversary of this Special Meeting, to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse split ratio of between 1-for-2 and 1-for-50 as determined by the Board of Directors, by the filing of an amendment to the Company's Amended and Restated Articles of Incorporation (collectively, the “Reverse Stock Split Proposal”).

2.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the repricing of warrants issued to investors to purchase an aggregate of 2,434,120 shares of common stock with exercise prices ranging from $1.26 to $15.00 per share (the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to the lower of (i) $1.13 per share or (ii) the closing price of the Company common stock on the date when the stockholders of the Company approve the repricing of the Investor Warrants (the “Warrant Repricing Proposal”).

3.	To authorize the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve the Reverse Stock Split Proposal and/or the Warrant Repricing Proposal (collectively, the “Adjournment Proposal”).

WHO MAY VOTE ON THESE PROPOSALS?

We will send this proxy statement, the attached Notice of Special Meeting and the enclosed proxy card on or about October 28, 2024, to all stockholders as of October 16, 2024 (the “Record Date”). Stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to vote at the Special Meeting on all matters properly brought before the Special Meeting.

On the Record Date, we had 33,446,403 shares of issued and outstanding common stock entitled to vote at the Special Meeting.

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HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Special Meeting. Cumulative voting is not permitted.

WHY WOULD THE SPECIAL MEETING BE POSTPONED?

The Special Meeting will be postponed if a quorum is not present on November 26, 2024. The presence in person or by proxy of at least one-third of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Special Meeting. If a quorum is not present, the Special Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Special Meeting.

HOW DO I VOTE WITHOUT ATTENDING THE MEETING?

Vote via Proxy

Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1..	“FOR” granting our Board of Directors authority, in its sole discretion, prior to the one-year anniversary of this Special Meeting, to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse split ratio of between 1-for-2 and 1-for-50 as determined by the Board of Directors, by the filing of an amendment to the Company's Amended and Restated Articles of Incorporation.

2.	“FOR” approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the repricing of the Investor Warrants, so that each of the Investor Warrants has a new exercise price equal to the lower of (i) $1.13 per share or (ii) the closing price of the Company common stock on the date when the stockholders of the Company approve the repricing of the Investor Warrants.

3.	“FOR” approval to authorize the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve the Reverse Stock Split Proposal and/or the Warrant Repricing Proposal

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Special Meeting other than those discussed in this proxy statement.

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Vote via Telephone

If you are a stockholder of record, you may call (866) 752-8683 , toll-free in the United States, U.S. territories and Canada, and use any touch-tone telephone to transmit your vote up until 11:59 P.M., Eastern Daylight Time, November 25, 2024 (the day before the Special Meeting). Have your proxy card in hand when you call and then follow the instructions.

Vote via Internet

If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M., Eastern Daylight Time, November 25, 2024 (the day before the Special Meeting). Visit https://www.iproxydirect.com/CNSP and have your proxy card in hand when you access the website and follow the instructions. You will need your control number and Request IDs to vote.

If you hold your shares in “street name,” that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

HOW CAN I VOTE MY SHARES IN PERSON AND PARTICIPATE AT THE SPECIAL MEETING?

If you plan to attend the Special Meeting and vote in person on November 26, 2024, or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.
2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Special Meeting that you are revoking your proxy.
3.	You may vote in person at the Special Meeting.

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WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: To grant our Board of Directors authority, in its sole discretion, prior to the one-year anniversary of this Special Meeting, to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse split ratio of between 1-for-2 and 1-for-50 as determined by the Board of Directors, by the filing of an amendment to the Company's Amended and Restated Articles of Incorporation.

The approval of Proposal 1 requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal.

Proposal 2: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the repricing of the Investor Warrants, so that each of the Investor Warrants has a new exercise price equal to the lower of (i) $1.13 per share or (ii) the closing price of the Company common stock on the date when the stockholders of the Company approve the repricing of the Investor Warrants.

The approval of Proposal 2 requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal.

Proposal 3: To authorize the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve the Reverse Stock Split Proposal and/or the Warrant Repricing Proposal.

The approval of Proposal 3 requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal.

Other Business That Is Properly Brought Before the Special Meeting:

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

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ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Nevada, our Amended and Restated Articles of Incorporation or our Amended and Restated Bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition, our directors, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements. We have engaged InvestorCom to assist us in soliciting proxies for the Special Meeting. We expect the fees payable to InvestorCom will be approximately $35,000.

WHERE ARE CNS’ PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of CNS Pharmaceuticals are located at 2100 West Loop South, Suite 900, Houston, TX 77027, and our telephone number is (800) 946-9185.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT CNS?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including CNS Pharmaceuticals, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of October 16, 2024, regarding beneficial ownership of our common stock by:

•	each of our directors;

•	each of our named executive officers;

•	all directors and officers as a group; and

•	each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of common stock.

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Beneficial ownership is determined according to the rules of the SEC, and generally means that person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes warrants and options that are currently exercisable or exercisable within 60 days. Each director or officer, as the case may be, has furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply. Except as otherwise noted below, the address for each person or entity listed in the table is c/o CNS Pharmaceuticals, Inc., 2100 West Loop South, Suite 900, Houston, TX 77027.

Name and address of beneficial owner	Shares Beneficially Owned	Percentage of Class (1)
John Climaco	12,212 (2)(3)(4)	*
Christopher S. Downs	5,362 (2)(3)(4)	*
Sandra Silberman	327 (2)(3)(4)	*
Faith Charles	630 (4)	*
Jerzy (George) Gumulka	3,162	*
Jeffry R. Keyes	976	*
Bettina Cockroft	328 (4)	*
Amy Mahery	121 (4)	*
Directors and Officers as a group (10 persons)	23,661	*

5% or greater stockholders
None	–	–

____________

*	Less than 1%.
(1)	Based on 33,446,403 shares of common stock outstanding as of October 16, 2024.
(2)	The restricted stock units granted to Mr. Climaco, Mr. Downs and Dr. Silberman vest, in part, on the achievement of certain stock price and clinical trial milestones. For purposes of the above table, the board of directors determined the clinical trial milestone was achieved, and we have assumed that the foregoing stock price milestones have not been achieved until such time as the board of directors makes a determination that they have been achieved.
(3)	Includes the following restricted stock units which will vest within 60 days of October 16, 2024: Climaco (208), Downs (100), and Silberman (46).
(4)	Includes the following options to purchase shares of common stock which are exercisable within 60 days of October 16, 2024: Climaco (92), Downs (44), Silberman (21), Charles (4), Cockroft (10), and Mahery (14).

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PROPOSAL 1:

REVERSE STOCK SPLIT PROPOSAL

General

Our Board is recommending that our stockholders grant our Board the authority, in its sole discretion, prior to the one-year anniversary of this Special Meeting, to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse split ratio of between 1-for-2 and 1-for-50 as determined by the Board of Directors, by the filing of an amendment to the Company's Amended and Restated Articles of Incorporation in substantially the form attached hereto as Annex A. If the stockholders approve and adopt the proposed amendment to effect the reverse stock split, and our Board decides to implement it, the reverse stock split will become effective on the date of the filing of the proposed amendment with the Secretary of State of the State of Nevada.

If implemented, the reverse stock split will be realized simultaneously for all outstanding common stock and the ratio determined by our Board will be the same for all outstanding shares of common stock. The reverse stock split will affect all holders of shares of our common stock uniformly and each stockholder will hold the same percentage of our common stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below. The proposed amendment will not reduce the number of authorized shares of common stock (which will remain at 300,000,000) or preferred stock (which will remain at 5,000,000) or change the par values of our common stock (which will remain at $0.001 per share) or preferred stock (which will remain at $0.001 per share).

Background

Our common stock is currently quoted on The NASDAQ Capital Market (“NASDAQ”), and we are therefore subject to its continued listing requirements, including requirements with respect to the market value of publicly-held shares, market value of listed shares, minimum bid price per share, and minimum stockholder's equity, among others, and requirements relating to board and committee independence. If we fail to satisfy one or more of the requirements, we may be delisted from NASDAQ.

On September 12, 2024, we received a letter from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that for the previous 30 consecutive business days the Company’s common stock had not maintained a closing bid price of $1.00 per share (the “Minimum Bid Price Requirement”) required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). The Nasdaq letter does not result in the immediate delisting of the Company’s common stock from The Nasdaq Capital Market.

Normally, a company would be afforded a 180-calendar day period to demonstrate compliance with the Minimum Bid Price Requirement. However, pursuant to Listing Rule 5810(c)(3)(A)(iv), the Company is not eligible for any compliance period specified in Rule 5810(c)(3)(A) because the Company effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one.

Accordingly, unless the Company timely requests a hearing before a Hearings Panel (the “Panel”), the Company’s securities would be subject to suspension/delisting. The Company did request a hearing before the Panel, which will occur on November 5, 2024. The hearing request automatically stayed any suspension or delisting action pending the hearing and the expiration of any additional extension period if granted by the Panel following the hearing. There can be no assurance that the Panel will grant the Company an additional extension period or that the Company will ultimately regain compliance with all applicable requirements for continued listing on The Nasdaq Capital Market.

The minimum closing bid price requirement set forth in NASDAQ Listing Rule 5550(a)(2) is $1.00. On October 11, 2024, the last reported sales price for the common stock was $0.1183 per share.

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Purpose of the Proposed Reverse Stock Split

Our Board’s primary objective in proposing the reverse stock split is to raise the per share trading price of our common stock. In particular, this will help us to maintain the listing of our common stock on NASDAQ.

Delisting from NASDAQ may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

If we are delisted from NASDAQ and we are not able to list our common stock on another exchange, our common stock could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:

•	a limited availability of market quotations for our securities;
•	a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
•	a limited amount of news and little or no analyst coverage for us;
•	we would no longer qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and
•	a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

Our Board believes that the proposed reverse stock split is a potentially effective means for us to maintain compliance with the listing rules of NASDAQ and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from the NASDAQ by producing the immediate effect of increasing the bid price of our common stock.

Increase the Market Price of our Common Stock to a Level More Appealing for Investors

We also believe that the reverse stock split could enhance the appeal of our common stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced securities to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore more likely to have less third-party analysis of the Company available to investors. We believe that the reduction in the number of issued and outstanding shares of our common stock caused by the reverse stock split, together with the anticipated increased stock price immediately following and resulting from the reverse stock split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for the common stock than that which currently exists.

We cannot assure you that all or any of the anticipated beneficial effects on the trading market for our common stock will occur. Our Board cannot predict with certainty what effect the reverse stock split will have on the market price of our common stock, particularly over the longer term. Some investors may view a reverse stock split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares. We cannot provide you with any assurance that our shares will continue to qualify for listing on NASDAQ. As a result, the trading liquidity of our common stock may not improve. In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances.

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Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of 1-for-2 through 1-for-50, as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Special Meeting. Even if approved, the Board will have discretion to delay or not to implement the reverse stock split.

In determining the reverse stock split ratio, our Board will consider numerous factors, including:

•	the historical and projected performance of our common stock;
•	general economic and other related conditions prevailing in our industry and in the marketplace;
•	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock;
•	our capitalization (including the number of shares of our common stock issued and outstanding);
•	the prevailing trading price for our common stock and the volume level thereof; and
•	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give our Board the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of common stock into a proportionately smaller number of shares. For example, if our Board decides to implement a 1-for-5 reverse stock split of our common stock, then a stockholder holding 10,000 shares of our common stock before the reverse stock split would instead hold 2,000 shares of our common stock immediately after the reverse stock split. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process.

The principal effect of the reverse stock split will be that (i) the number of shares of common stock issued and outstanding will be reduced from 33,446,403 shares as of October 16, 2024 to a number of shares between and including one-half to one-fiftieth that amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and (ii) all outstanding options and warrants entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options or warrants, as applicable, between and including one-half to one-fiftieth of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options or warrants, as applicable, immediately preceding the reverse stock split at an exercise price equal to between and including two to fifty times the exercise price specified before the reverse stock split, resulting in essentially the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split, as the case may be based on the ratio for the reverse stock split as determined by our Board.

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The following table, which is for illustrative purposes only, illustrates the effects of the reverse stock split at certain exchange ratios within the foregoing range, without giving effect to any adjustments for fractional shares of common stock, on our outstanding shares of common stock and authorized shares of capital stock as of October 16, 2024.

	Before reverse stock split	After Reverse Stock Split
		1-for-2	1-for-10	1-for-15	1-for-20	1-for-30	1-for-40	1-for-50

Common Stock Authorized	300,000,000	300,000,000	300,000,000	300,000,000	300,000,000	300,000,000	300,000,000	300,000,000
Preferred Stock Authorized	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000
Common Stock Issued and Outstanding	33,446,403	16,723,202	3,344,640	2,229,760	1,672,320	1,114,880	836,160	668,928
Common Stock Underlying Options and Warrants	36,693,912	18,346,956	3,669,391	2,446,261	1,834,696	1,223,130	917,348	733,878
Common Stock Available for Grant under 2020 Stock Equity Plan	69,979	34,990	6,998	4,665	3,499	2,333	1,749	1,400
Common Stock authorized and unreserved	229,789,706	264,894,852	292,978,971	295,319,314	296,489,485	297,659,657	298,244,743	298,595,794

The amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced to between and including one-half to one-fiftieth of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net loss and net book value of our common stock will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.

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Effect of Authorized but Unissued Shares

The reverse stock split will have the effect of significantly increasing the number of authorized but unissued shares of common stock. The number of authorized shares of common stock will not be decreased and will remain at 300,000,000. Because the number of outstanding shares will be reduced as a result of the reverse stock split, the number of shares available for issuance will be increased. See the table above under the caption “Principal Effects of the Reverse Stock Split” that shows the number of unreserved shares of common stock that would be available for issuance at various reverse stock split ratios.

Our Board believes that we will need to raise additional capital in the ordinary course of business. In addition, we may issue shares to acquire other companies or assets or engage in business combination transactions. As of the date of this Proxy Statement, we have no specific plans, arrangements or understandings, whether written or oral, with respect to the increase in shares available for issuance as a result of the reverse stock split.

Potential Anti-Takeover and Dilutive Effects

The purpose of the reverse stock split is not to establish any barriers to a change of control or acquisition of the Company. However, because the number of authorized shares of common stock will remain at 300,000,000, this proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our common stock as compared to the outstanding shares of our common stock and could, under certain circumstances, have an anti-takeover effect. Shares of common stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. After implementation of the proposed amendment, our Board will continue to have authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the NASDAQ listing standards, assuming the Company remains listed on NASDAQ. Our Board is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.

In addition, if we do issue additional shares of our common stock, the issuance could have a dilutive effect on earnings per share and the book or market value of the outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of common stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, you should consider the following risks associated with the implementation of the reverse stock split:

•	Although we expect that the reverse stock split will result in an increase in the market price of our common stock, we cannot assure you that the reverse stock split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of shares of common stock outstanding or result in a permanent increase in the market price. The effect the reverse stock split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.
•	The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.
•	While our Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

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Previous Reverse Split

We completed a previous reverse stock split in June 2024, which temporarily increased our stock price, but which did not result in our stock price maintaining such increase in the long-term. On June 5, 2024, we completed a 1-for-50 reverse stock split, which initially increased our stock price to $5.39 per share. On July 30, 2024, our stock price fell below $1.00 per share again. As such, although the primary objective of our previous reverse stock split was to increase the stock price in order to comply with the $1.00 per share minimum price requirements of the NASDAQ Capital Market, the previous reverse stock split did not result in the long-term achievement of such objectives. We can provide no assurance that if this Reverse Stock Split Proposal is approved, and if we complete another reverse stock split, that the primary objective of the stock split, which is to comply with the $1.00 per share minimum price requirements of the NASDAQ Capital Market, will be achieved for a longer period of time than has occurred historically.

 Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the reverse stock split is approved by our stockholders, the reverse stock split would become effective at such time prior to the one-year anniversary of this Special Meeting as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, if the Board determines such filing is required. Even if the reverse stock split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the amendment, if the Board determines such filing is required, all the old common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective time of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the reverse stock split indicating the number of post-reverse stock split shares of common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the reverse stock split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

Beginning on the effective time of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

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Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the reverse stock split as that stockholder did immediately prior to the reverse stock split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

No Dissenter’s Rights

Under the Nevada Law, our stockholders are not entitled to dissenter’s rights with respect to the reverse stock split or the corresponding amendment to our amended and restated articles of incorporation to effect the reverse stock split and we will not independently provide our stockholders with any such right.

 Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important tax considerations of the reverse stock split. It addresses only stockholders who hold our common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign and other laws. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-reverse stock split shares of the common stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse stock split shares. Stockholders who acquired their shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares.

The foregoing views are not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

Vote Required and Recommendation of the Board of Directors

The approval of the Reverse Stock Split Proposal requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal.

The Board recommends that stockholders vote “FOR” the granting to our Board of Directors authority, in its sole discretion, prior to the one-year anniversary of this Special Meeting, to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse split ratio of between 1-for-2 and 1-for-50 as determined by the Board of Directors, by the filing of an amendment to the Company's Amended and Restated Articles of Incorporation, if the Board determines such filing is required.

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PROPOSAL 2:

WARRANT REPRICING PROPOSAL

Background

On July 25, 2024, we entered into a waiver and consent agreement (the “Waiver Agreement”) with an investor (the “Investor”) in our offering completed February 1, 2024, pursuant to which the Investor waived certain restrictions related to our ability to enter into “at the market” transactions. Pursuant to the Waiver Agreement, we agreed (i) effective August 1, 2024, to reduce the exercise price of certain warrants to purchase an aggregate of 587,028 shares of common stock to the Minimum Price (as defined under the rules of the Nasdaq Stock Market) on August 1, 2024; and (ii) to amend the Investor Warrants (defined below) in order to reduce the exercise price thereof, subject to stockholder approval. The amendments to the Investor Warrants, which we refer to herein as the “Warrant Amendments,” are described below.

Purpose of the Warrant Amendments

We are asking stockholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the repricing of warrants to purchase 75,120 shares of our common stock originally issued on October 16, 2023, with a current exercise price of $15.00 per share (the October 16 Warrant); a warrant to purchase 366,000 shares of our common stock originally issued on June 17, 2024, with a current exercise price of $3.62 per share (the June 17 Warrant); a warrant to purchase 568,000 shares of our common stock originally issued on June 27, 2024, with a current exercise price of $2.32 per share (the June 27 Warrant); and a warrant to purchase 1,425,000 shares of our common stock originally issued on July 5, 2024, with a current exercise price of $1.26 per share (the July 5 Warrant, and together with the October 16, Warrant, June 17 Warrant, and June 27 Warrant, collectively as the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to the lower of (i) $1.13 per share (the closing price of the common stock on July 25, 2024) or (ii) the closing price of our common stock on the date (the “Stockholder Approval Date”) when our stockholders approve the repricing of the Investor Warrants (the “Warrant Amendments”) and such approval is deemed effective (the “Stockholder Approval”). We refer to this proposal as the “Warrant Repricing Proposal.”

If our stockholders approve the Warrant Repricing Proposal at the Special Meeting, such approval will be deemed the Stockholder Approval and the date of the Special Meeting will be the Stockholder Approval Date.

As required by Nasdaq Listing Rules 5635(d), the repricing of the Investor Warrants will only occur on the effective date of the approval of our stockholders of this proposal at the Special Meeting. In the event that the Stockholder Approval is not obtained, the Warrant Amendments will be null and void, and the provisions of the Investor Warrants in effect prior to the date of the Waiver will remain in effect. We agreed to hold a meeting of our stockholders in order to seek such approval, and if we do not obtain such approval at the first meeting, we have agreed to call a meeting every 90 days thereafter to seek such approval until the earlier of the date on which Stockholder Approval is obtained or the Investor Warrants are no longer outstanding.

Under the terms of the Waiver Agreement, the Investor agreed that if it holds any shares of our common stock as of the record date of the Special Meeting, it will not vote such shares on the proposal seeking the Stockholder Approval to the extent restricted by the rules and regulations of the Nasdaq Stock Market.

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Description of Warrants

The following is a description of the Investor Warrants.

June 17 Warrant

Subject to certain ownership limitations, each of the June 17 Warrants is immediately exercisable, has an exercise price of $3.62 per share, and expires five years from the date of issuance (June 17, 2029). The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate proportional adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price. The June 17 Warrants may only be exercised on a cashless basis if there is no registration statement registering, or a prospectus contained therein is not available for, the resale of the shares of common stock underlying the June 17 Warrants. The holder of a June 17 Warrant is prohibited from exercising any such warrants to the extent that such exercise would result in the number of shares of common stock beneficially owned by such holder and its affiliates exceeding 4.99% or 9.99% (at the election of the Investor) of the total number of shares of common stock outstanding immediately after giving effect to the exercise. In the event of certain fundamental transactions, the holder of the June 17 Warrants will have the right to receive the Black Scholes Value (as defined in the June 17 Warrants) of its June 17 Warrants calculated pursuant to a formula set forth in the June 17 Warrants, payable either in cash or in the same type or form of consideration that is being offered and being paid to the holders of common stock.

June 27 Warrant

Subject to certain ownership limitations, each of the June 27 Warrants is immediately exercisable, has an exercise price of $2.32 per share, and expires five years from the date of issuance (June 27, 2029). The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate proportional adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price. The June 27 Warrants may only be exercised on a cashless basis if there is no registration statement registering, or a prospectus contained therein is not available for, the resale of the shares of common stock underlying the June 27 Warrants. The holder of a June 27 Warrant is prohibited from exercising any such warrants to the extent that such exercise would result in the number of shares of common stock beneficially owned by such holder and its affiliates exceeding 4.99% or 9.99% (at the election of the Investor) of the total number of shares of common stock outstanding immediately after giving effect to the exercise. In the event of certain fundamental transactions, the holder of the June 27 Warrants will have the right to receive the Black Scholes Value (as defined in the June 27 Warrants) of its June 27 Warrants calculated pursuant to a formula set forth in the June 27 Warrants, payable either in cash or in the same type or form of consideration that is being offered and being paid to the holders of common stock.

July 5 Warrant

Subject to certain ownership limitations, each of the July 5 Warrants is immediately exercisable, has an exercise price of $1.26 per share, and expire five years from the date of issuance (July 5, 2029). The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate proportional adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price. The July 5 Warrants may only be exercised on a cashless basis if there is no registration statement registering, or a prospectus contained therein is not available for, the resale of the shares of common stock underlying the July 5 Warrants. The holder of a July 5 Warrant is prohibited from exercising any such warrants to the extent that such exercise would result in the number of shares of common stock beneficially owned by such holder and its affiliates exceeding 4.99% or 9.99% (at the election of the Investor) of the total number of shares of common stock outstanding immediately after giving effect to the exercise. In the event of certain fundamental transactions, the holder of the July 5 Warrants will have the right to receive the Black Scholes Value (as defined in the July 5 Warrants) of its July 5 Warrants calculated pursuant to a formula set forth in the July 5 Warrants, payable either in cash or in the same type or form of consideration that is being offered and being paid to the holders of common stock.

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October 16 Warrant

The October 16 Warrant has a current exercise price of $15.00 per share. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate proportional adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price. The October 16 Warrant was issued on October 16, 2023, was first exercisable on the six-month anniversary of the date of issuance (April 16, 2024) and as amended will expire on February 1, 2029.    The October 16 Warrants may only be exercised on a cashless basis if there is no registration statement registering, or a prospectus contained therein is not available for, the resale of the shares of common stock underlying the October 16 Warrants. The holder of a October 16 Warrant is prohibited from exercising any such warrants to the extent that such exercise would result in the number of shares of common stock beneficially owned by such holder and its affiliates exceeding 4.99% or 9.99% (at the election of the Investor) of the total number of shares of common stock outstanding immediately after giving effect to the exercise. In the event of certain fundamental transactions, the holder of the October 16 Warrants will have the right to receive the Black Scholes Value (as defined in the October 16 Warrants) of its October 16 Warrants calculated pursuant to a formula set forth in the October 16 Warrants, payable either in cash or in the same type or form of consideration that is being offered and being paid to the holders of common stock.

Purpose of the Nasdaq Proposal

Our common stock is listed on The Nasdaq Capital Market. Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock of the issuer at a price that is less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).

Since our agreement to reprice the certain of the Investor Warrants occurred within six months of the original issuance of certain of the Investor Warrants (the June 17 Warrant, June 27 Warrant, and the July 5 Warrant), and since the expected repriced exercise price is below the Minimum Price at the time of the original issuance of each of the Investor Warrants, in order to permit the repricing within six months of the original issuance of such Investor Warrants we require stockholder approval. This proposal is included in this proxy statement for purposes of seeking this approval.

Potential Consequences if the proposal is Not Approved

The Board is not seeking the approval of our stockholders to issue the Investor Warrants, as the offering was already completed and the Investor Warrants have already been issued. We are only asking for approval to allow the repricing of the Investor Warrants.

We agreed to hold a meeting of stockholders for the purpose of obtaining approval of this proposal, with the recommendation of our Board of Directors that such proposal be approved. If we do not obtain approval of this proposal at this Special Meeting, we are required to call a new meeting every 90 days to seek approval of this proposal until the earlier of the date on which Stockholder Approval is obtained or the Investor Warrants are no longer outstanding. As such, the failure of our stockholders to approve this proposal will mean that we may incur substantial costs and expenses in the future in connection with calling additional meetings every 90 days. The costs and expenses associated with seeking such approval could adversely impact our ability to fund our operations.

In addition, to the extent this proposal is approved and if the Investor Warrants are exercised by the holders for cash, we would receive the proceeds from such exercises. If this proposal is not approved, the Investor Warrants will have an exercise price substantially above our current market price and it is unlikely the Investor Warrants will be exercised and we will receive any proceeds.

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Potential Adverse Effects of the Approval of the Proposal

If this proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of common stock upon exercise of the Investor Warrants. Assuming the full exercise of the Investor Warrants, an aggregate of 2,434,120 additional shares of common stock will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced.

The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

Vote Required and Recommendation of the Board of Directors

The approval of Warrant Repricing Proposal requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal.

The Board recommends that stockholders vote “FOR” the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the repricing of the Investor Warrants to purchase an aggregate of 2,434,120 shares of common stock with exercise prices ranging from $1.26 to $15.00 per share, so that each of the Investor Warrants has a new exercise price equal to the lower of (i) $1.13 per share or (ii) the closing price of the Company common stock on the date when the stockholders of the Company approve the repricing of the Investor Warrants.

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PROPOSAL 3:

THE ADJOURNMENT PROPOSAL

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the Reverse Stock Split Proposal and/or the Warrant Repricing Proposal, one or more of our proxy holders may move to adjourn the Special Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve the Reverse Stock Split Proposal and/or the Warrant Repricing Proposal. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Special Meeting and any adjourned session of the Special Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat any or all of the above proposals, we could adjourn the Special Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 60 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of the Adjournment Proposal requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the action. Abstentions and broker non-votes will have no effect on this proposal.

The Board recommends that stockholders vote “FOR” the approval to authorize the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Stock Split Proposal and/or the Warrant Repricing Proposal.

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OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Special Meeting, nor does it know of any matters which other persons intend to bring before the Special Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to CNS Pharmaceuticals, Inc., 2100 West Loop South, Suite 900, Houston, TX 77027, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

By Order of the Board of Directors CNS PHARMACEUTICALS, INC.

/s/ JOHN CLIMACO
John Climaco
Chief Executive Officer

Houston, Texas

October 28, 2024

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ANNEX A

CERTIFICATE OF AMENDMENT

OF THE Amended and Restated ARTICLES OF INCORPORATION OF

CNS PHARMACEUTICALS, INC.

3.1 The Corporation shall have the authority to issue 300,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”).

At the Effective Time every [●] outstanding shares of Common Stock shall without further action by the corporation or the holder thereof be combined into and automatically become one share of Common Stock (the “Reverse Stock Split”); provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split, and instead, the Corporation shall issue one full share of post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split.”

* The Board of Directors will have the discretion to effect the Reverse Split at a ratio of any whole number between 1-for-2 and 1-for-50.

A-1

CNS PHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS – NOVEMBER 26, 2024 AT 9:00 A.M. EASTERN TIME

The undersigned stockholder acknowledges receipts of the Notice of Special Meeting of Stockholder and the Proxy Statement, each dated October 28, 2024, and hereby appoints John Climaco and Christopher Downs, or either of them, proxies for undersigned, each with full power of substitution, to vote all of the undersigned shares of common stock of CNS Pharmaceuticals, Inc. (the "Company") at the Special Meeting of Stockholders of the Company to be held at the Wells Fargo Center, 13th Floor – Uintah Boardroom, 299 S Main St, Salt Lake City, UT 84111 on November 26, 2024 at 9:30 A.M. local time, and at any adjournment or postponements thereof.

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
	INTERNET:	https://www.iproxydirect.com/CNSP
	PHONE:	1-866-752-VOTE(8683)

→ Please ensure you fold then detach and retain this portion of this Proxy →

SPECIAL MEETING OF THE STOCKHOLDERS OF CNS PHARMACEUTICALS, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

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THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED 'FOR" PROPOSAL 1, 2, AND 3.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2024

____

(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)